UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                             120 East Liberty Drive
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                  Date of reporting period: November 30, 2013
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                  SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                               NOVEMBER 30, 2013

FIRST TRUST
SENIOR FLOATING RATE
INCOME FUND II
(FCT)

FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2013

Shareholder Letter ..........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments ....................................................  6
Statement of Assets and Liabilities ......................................... 19
Statement of Operations ..................................................... 20
Statements of Changes in Net Assets ......................................... 21
Statement of Cash Flows...................................................... 22
Financial Highlights......................................................... 23
Notes to Financial Statements................................................ 24
Additional Information ...................................................... 29


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                               NOVEMBER 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Senior Floating Rate Income Fund II (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the six months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 11.91% during the six months ended November 30, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

"AT A GLANCE"
AS OF NOVEMBER 30, 2013 (UNAUDITED)

--------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $14.63
Common Share Net Asset Value ("NAV")                         $14.99
Premium (Discount) to NAV                                     (2.40)%
Net Assets Applicable to Common Shares                 $400,167,696
Current Monthly Distribution per Common Share (1)           $0.0750
Current Annualized Distribution per Common Share            $0.9000
Current Distribution Rate on Closing Common Share Price (2)    6.15%
Current Distribution Rate on NAV (2)                           6.00%
--------------------------------------------------------------------

--------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------
           Common Share Price          NAV
11/12            $15.24              $14.92
                  14.97               14.89
                  15.37               14.93
                  15.46               14.96
12/12             15.16               14.89
                  15.71               14.96
                  15.74               15.04
                  15.77               15.10
1/13              15.99               15.14
                  15.76               15.04
                  15.70               15.02
                  16.06               15.05
2/13              16.12               15.06
                  16.12               15.01
                  16.76               15.07
                  16.29               15.13
                  16.41               15.17
3/13              16.20               15.20
                  15.87               15.13
                  16.21               15.18
                  16.35               15.19
4/13              16.18               15.22
                  16.05               15.17
                  16.47               15.20
                  16.29               15.21
                  16.12                15.2
5/13              15.37               15.14
                  15.54               15.00
                  15.40               15.00
                  15.02               14.99
6/13              15.15               14.92
                  15.08               14.86
                  15.47               14.96
                  15.48               15.05
7/13              15.78               15.06
                  15.75               14.99
                  16.05               15.00
                  15.63               15.00
                  15.35               14.95
8/13              15.07               14.95
                  14.31               14.90
                  14.85               14.93
                  14.67               14.97
9/13              14.46               14.92
                  14.21               14.86
                  14.52               14.87
                  14.61               14.91
10/13             14.71               14.96
                  14.43               14.93
                  14.10               14.95
                  14.71               14.97
                  14.69               14.98
11/13             14.63               14.99
--------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                         Average Annual Total Return
                                                                                    --------------------------------------
                                           6 Months Ended    1 Year Ended           5 Years Ended   Inception (5/25/2004)
                                             11/30/2013       11/30/2013             11/30/2013          11/30/2013
FUND PERFORMANCE (3)
NAV                                             2.41%            7.54%                 17.77%               4.12%
Market Value                                   -1.55%            2.76%                 23.05%               3.36%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index                   1.83%            5.62%                 13.59%               5.23%
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB                                             0.3%
BBB-                                            2.6
BB+                                             6.7
BB                                             10.4
BB-                                            20.1
B+                                             27.7
B                                              22.0
B-                                              3.5
CCC+                                            1.9
CCC                                             1.2
NR                                              1.2
Privately rated securities                      2.4
-----------------------------------------------------
                                      Total   100.0%
                                              =====

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
BJ's Wholesale Club, Inc.                       1.7%
Scientific Games International, Inc.            1.6
Hilton Worldwide                                1.2
Freescale Semiconductor, Inc.                   1.1
Nuveen Investments, Inc.                        1.1
Tribune Co.                                     1.1
Asurion Corp.                                   1.1
Clear Channel Communications, Inc.              1.0
Focus Brands, Inc.                              1.0
Caesars Entertainment Operating Company, Inc.   1.0
-----------------------------------------------------
                                      Total    11.9%
                                              =====

-----------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Media                                           8.1%
Hotels, Restaurants & Leisure                   7.9
Diversified Financial Services                  7.0
Health Care Providers & Services                6.7
Software                                        5.3
Chemicals                                       4.7
Health Care Equipment & Supplies                4.4
Food Products                                   4.2
Diversified Telecommunication Services          3.4
Auto Components                                 3.0
Insurance                                       2.9
Containers & Packaging                          2.7
Specialty Retail                                2.7
Pharmaceuticals                                 2.7
Commercial Services & Supplies                  2.2
Professional Services                           2.1
Capital Markets                                 2.1
Health Care Technology                          2.0
Consumer Finance                                1.9
Food & Staples Retailing                        1.8
Aerospace & Defense                             1.7
Diversified Consumer Services                   1.7
Independent Power Producers & Energy Traders    1.5
Wireless Telecommunication Services             1.5
Life Sciences Tools & Services                  1.2
Semiconductors & Semiconductor Equipment        1.1
Real Estate Investment Trusts (REITs)           1.1
Road & Rail                                     1.0
Machinery                                       1.0
Biotechnology                                   0.9
Real Estate Management & Development            0.9
Industrial Conglomerates                        0.9
IT Services                                     0.9
Construction & Engineering                      0.8
Building Products                               0.8
Computers and Peripherals                       0.7
Metals & Mining                                 0.7
Communications Equipment                        0.7
Automobiles                                     0.7
Oil, Gas & Consumable Fuels                     0.6
Electric Utilities                              0.5
Leisure Equipment & Products                    0.5
Diversified Business Services                   0.3
Electronic Equipment, Instruments & Components  0.2
Distributors                                    0.2
Movies & Entertainment                          0.1
-----------------------------------------------------
                                      Total   100.0%
                                              =====


(1) Most recent distribution paid or declared through 11/30/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               NOVEMBER 30, 2013


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of November 30, 2013, First Trust managed or supervised $82.69 billion in assets. The First Trust Leveraged Finance Investment Team began managing the First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") on October 12, 2010. The experienced professionals comprising the First Trust Leveraged Finance Investment Team hail from one of the largest managers in the senior loan business and currently manage or supervise approximately $1.2 billion in assets, as of November 30, 2013. The team's experience includes managing senior secured floating-rate corporate loans ("senior loans") in both the U.S. and Europe, managing high-yield debt and corporate restructuring expertise. The team has managed institutional separate accounts, comingled funds, structured products and retail funds.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of senior loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The fixed-income markets experienced their first dose of volatility in quite some time in June as investors digested comments from the Federal Reserve indicating that it may begin to reduce its $85 billion per month Quantitative Easing ("QE") bond-buying economic stimulus program. Few investors anticipated the decision by the Federal Reserve to continue (in full) its QE bond buying at its September 18 meeting. While Treasury yields were up significantly from the lows early in the year, Treasury yields plummeted more than 15 basis points
(bps) on that day. In October, investors faced additional market uncertainty as the Federal Government shutdown was a constant reminder of the wrangling in Washington, D.C. over a budget deal and the desire to reach a consensus on the debt ceiling debate. Ultimately, the combination of the government's decision to revisit the continuing resolution/debt ceiling debate in early 2014 coupled with the Federal Reserve maintaining its unprecedented bond buying binge, proved enough to leave fixed-income markets on solid footing in November.

Senior Loan Market

The S&P/LSTA Leveraged Loan Index (the "Index") returned 1.83% for the six-month period ended November 30, 2013. Performance throughout the period was mixed, with the same number of months posting positive and negative performance.

From a credit quality perspective, single B rated issues performed best, returning 2.26%. Lower quality CCC rated issues returned 1.01% in the period and BB rated issues returned 1.51%. The average price of loans in the market began the period at $98.23 and fell 16 bps over the six-month period, ending at $98.07, which was above the low that was set in June 2013 of $97.30.

Credit Quality/Default Rates

The trailing twelve-month default rate as of November 30, 2013 was 2.08% for the Index. The default rate remains well inside the long-term historical average. The long-term average default rate for senior loans is 3.27% (for the period March 1999 - November 2013).

Two trends in the market that have helped keep default volumes in check have been solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, senior loan issuers that file their financial results publicly grew cash flows by approximately 7% year-over-year in the third quarter of 2013; this represents 17 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the ability to strengthen their balance sheets. The second positive trend is the active capital markets, which have provided companies the opportunity to refinance near-term debt maturities with longer-dated paper and a lower coupon. This process of extending maturities may help alleviate a potential catalyst for near term defaults and the lower coupon eases a company's interest burden. Senior loans coming due with maturities through 2014 stand at a mere

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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               NOVEMBER 30, 2013

$9.8 billion, down from $47.6 billion as of December 31, 2012, and $140.3 billion as of December 31, 2011. Overall, we believe that the combination of solid corporate performance and the extension of near-term debt maturities support our view that the default environment will remain modest.

PERFORMANCE ANALYSIS

The Fund outperformed the Index on a NAV basis for the six-month period ending November 30, 2013. The Fund generated a NAV return of 2.41% and a market price return of -1.55%(1). The Fund's market price return was impacted by the Fund's market price beginning at a slight premium to NAV and moving to a slight discount to NAV by the end of the period. At the start of the period, the Fund's market price was at a 1.52% premium to NAV, and moved to a modest 2.40% discount to NAV by the end of the period.

From an income perspective, the Fund announced two decreases to the monthly distribution rate for a total decrease of $0.0125 per share over the six months ended November 30, 2013. The monthly announced distribution rate began the period at $0.0875 per share and ended at $0.075 per share. The consequence of robust demand for senior loans has been declining yields as issuers have been able to refinance debt (i.e., the Fund's senior loan holdings) with lower-yielding loans. This trend has resulted in a lower income profile for the Fund and is the primary reason for the distribution decrease. At the $0.075 per share monthly distribution rate, the annualized distribution rate at November 30, 2013, was 6.00% at NAV and 6.15% at market price.

Contributing to the Fund's outperformance relative to the Index over the period was the Fund's modest use of leverage and issuer selection. Leverage at the end of November 2013 was approximately 30.6%. The Fund's relatively conservative credit quality also positively impacted performance as CCC rated issues lagged the market return for the six-month period. At November 30, 2013, the Fund held only 3.1% of assets in issues rated CCC or below compared to 6.4% for the Index.

The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

MARKET AND FUND OUTLOOK

Our outlook for the leveraged finance market (high-yield bonds and senior loans) remains positive. We believe the most significant threat to traditional fixed-income investors is interest rate risk (duration risk); however, the combination of a modest default environment and slow but positive economic growth provides a firm fundamental backdrop for high-yield bonds and senior loans. Longer term, our view is that if interest rates move higher, as we believe they will, high-yield will likely experience headwinds. Our analysis suggests that, in light of the historically low yield and historically high prices within the high-yield market, there's considerably more interest rate risk embedded in pockets of high-yield than history would otherwise indicate. Moreover, given the narrow yield differential between senior loans and high-yield bonds, investors benefit far more from the structural enhancements available for senior loans (senior secured position within the capital structure, floating interest rate) than the slight yield pick-up in high-yield bonds.

As we evaluate new investment opportunities for the Fund, decisions will continue to be rooted in our rigorous bottom-up credit analysis with a specific focus on the opportunities that offer the best risk and reward balance. Through this process, we expect the Fund to continue to favor higher credit quality in relation to the benchmark.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. Any mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. (Information gathered from Standard & Poor's LCD.)

-------------------

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               NOVEMBER 30, 2013

This report may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
 SENIOR FLOATING-RATE LOAN INTERESTS - 150.7%

             AEROSPACE & DEFENSE - 2.7%
$    200,000 Alliant Techsystems, Term Loan B ..............................      3.50%        11/02/20    $    200,584
   1,775,510 Beechcraft Holdings, Term Loan B ..............................      5.75%        02/14/20       1,788,827
   1,188,000 Booz Allen Hamilton, Inc., Term Loan B ........................      3.75%        07/31/19       1,188,368
   3,150,113 DynCorp International, Inc., Term Loan ........................   6.25%-6.75%     07/07/16       3,169,801
   4,286,106 Transdigm, Inc., Term Loan C ..................................      3.75%        02/28/20       4,304,322
                                                                                                           ------------
                                                                                                             10,651,902
                                                                                                           ------------
             AGRICULTURAL PRODUCTS - 0.8%
     400,000 Dole Food Company, Inc., Term Loan B ..........................      4.50%        11/01/18         401,776
   2,920,574 Pinnacle Operating Corp., Term Loan B .........................      4.75%        11/15/18       2,927,875
                                                                                                           ------------
                                                                                                              3,329,651
                                                                                                           ------------
             ALTERNATIVE CARRIERS - 2.9%
   1,317,621 DigitalGlobe, Inc., Term Loan B ...............................      3.75%        01/31/20       1,329,150
   5,681,629 Intelsat Jackson Holdings S.A., Term Loan B2 ..................      3.75%        06/30/19       5,688,731
   1,000,000 Level 3 Financing, Inc., Term Loan B ..........................      4.00%        01/15/20       1,006,250
   3,392,014 Telesat Canada, Term Loan B ...................................      3.50%        03/28/19       3,396,254
                                                                                                           ------------
                                                                                                             11,420,385
                                                                                                           ------------
             ALUMINUM - 0.3%
     995,000 Constellium Holdco B.V., Term Loan B ..........................      6.00%        03/25/20       1,018,631
                                                                                                           ------------
             APPAREL RETAIL - 1.0%
   2,724,164 Collective Brands, Inc., Term Loan B ..........................      7.25%        10/09/19       2,724,982
   1,250,000 Nieman Marcus Group, Inc., Term Loan B ........................      5.00%        10/25/20       1,257,500
                                                                                                           ------------
                                                                                                              3,982,482
                                                                                                           ------------
             APPLICATION SOFTWARE - 4.1%
   2,233,949 DataTel, Inc., Term Loan B ....................................      4.50%        07/19/18       2,249,319
   3,910,450 Eagle Parent, Inc., Term Loan B ...............................      4.50%        05/16/18       3,928,047
   1,638,273 Flexera Software, LLC, Term Loan B ............................      5.00%        03/13/19       1,643,400
     600,000 Genesys, Delayed Draw Term Loan ...............................      4.50%        10/21/20         598,878
     300,000 Genesys, Incremental Term Loan ................................      4.50%        10/21/20         299,439
   3,488,931 Infor, Inc., Term Loan B2 .....................................      5.25%        04/05/18       3,503,898
   1,400,000 Mitchell International, Term Loan .............................      4.50%        10/12/20       1,408,750
   1,750,000 Triple Point Technology, Term Loan B ..........................      5.25%        07/10/20       1,557,500
   1,091,750 Verint Systems, Inc., Term Loan B .............................      4.00%        09/06/19       1,095,571
                                                                                                           ------------
                                                                                                             16,284,802
                                                                                                           ------------
             ASSET MANAGEMENT & CUSTODY BANKS - 3.8%
   3,048,949 Hamilton Lane Advisors, LLC, Term Loan ........................      5.25%        02/28/18       3,056,571
   1,635,601 Harbourvest Partners L.P., Term Loan B ........................      4.75%        11/21/17       1,639,690
   1,527,069 Mondrian Investment Partners Ltd., Term Loan B ................      4.00%        03/05/20       1,530,887
      64,077 Munder Capital Management, Incremental Term Loan ..............      6.00%        03/23/15          64,237
   6,704,791 Nuveen Investments, Inc., Term Loan B .........................      4.16%        05/13/17       6,626,881
   2,240,214 TCW Group, Inc., Term Loan B ..................................      4.00%        02/06/20       2,251,416
                                                                                                           ------------
                                                                                                             15,169,682
                                                                                                           ------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             AUTO PARTS & EQUIPMENT - 3.7%
$    897,750 Affinia Group, Inc., Term Loan B2 .............................      4.75%        04/25/20    $    908,972
   2,953,222 ASP HHI Acquisition, Co., Inc., Term Loan .....................      5.00%        10/05/18       2,972,920
     990,005 August U.S. Holding Company, Inc., Term Loan ..................      5.00%        04/27/18         994,955
   2,366,016 Metaldyne Co., LLC, Term Loan B ...............................      5.00%        12/18/18       2,379,029
   1,736,875 Remy International, Inc., Term Loan B .........................      4.25%        03/05/20       1,747,001
   2,977,500 Sequa Automotive Group, Term Loan B ...........................      6.25%        11/15/18       2,932,837
   1,328,667 Tomkins, PLC, Term Loan B2 ....................................      3.75%        09/29/16       1,332,321
   1,563,581 Tower Automotive Holdings USA, LLC, Term Loan B ...............      4.75%        04/23/20       1,575,277
                                                                                                           ------------
                                                                                                             14,843,312
                                                                                                           ------------
             AUTOMOBILE MANUFACTURERS - 1.0%
   3,932,123 Chrysler Group, LLC, Term Loan B ..............................      4.25%        05/24/17       3,957,564
                                                                                                           ------------
             AUTOMOTIVE RETAIL - 1.3%
     600,000 Britax Group, First Lien Term Loan B ..........................      4.50%        10/15/20         601,926
   1,857,026 KAR Auction Services, Inc., Term Loan B .......................      3.75%        05/19/17       1,862,597
   2,715,625 Pilot Travel Centers, LLC, Term Loan B2 .......................      4.25%        08/07/19       2,715,625
                                                                                                           ------------
                                                                                                              5,180,148
                                                                                                           ------------
             BIOTECHNOLOGY - 1.4%
   5,671,579 Grifols, SA, Term Loan B ......................................      4.25%        06/01/17       5,696,874
                                                                                                           ------------
             BROADCASTING - 8.0%
   1,690,667 Clear Channel Communications, Inc., Term Loan B ...............      3.81%        01/29/16       1,627,267
   4,986,742 Clear Channel Communications, Inc., Term Loan D ...............      6.91%        01/30/19       4,700,004
   1,896,825 Cumulus Media Holdings, Inc., Term Loan, First Lien ...........      4.50%        09/16/18       1,905,835
   1,000,000 Cumulus Media Holdings, Inc., Term Loan, Second Lien ..........      7.50%        09/16/19       1,020,500
     400,000 Entravision Communications Corp., Term Loan B .................      3.50%        05/31/20         393,000
   2,973,419 FoxCo Acquisition, LLC, Term Loan B ...........................      5.50%        07/14/17       2,978,028
   1,484,013 Hubbard Radio, LLC, Term Loan .................................      4.50%        04/29/19       1,495,143
   2,105,388 LIN Television Corp., Term Loan B .............................      4.00%        12/21/18       2,115,914
   2,000,000 Media General, Inc., Delayed Draw Term Loan B .................      4.25%        07/31/20       2,018,760
     580,357 Mission Broadcasting, Inc., Term Loan B2 ......................      3.75%        10/01/20         581,808
   3,501,694 NEP Holdco, Inc., Term Loan B .................................      4.75%        01/22/20       3,510,448
     257,143 NEP Holdco, Inc., Term Loan, Second Lien ......................      9.50%        07/22/20         263,412
   1,136,432 Nexstar Broadcasting, Inc., Term Loan B .......................      4.50%        07/19/19       1,137,853
     480,443 Nexstar Broadcasting, Inc., Term Loan B .......................      4.50%        12/03/19         481,043
     116,071 Nexstar Broadcasting, Inc., Term Loan B2 ......................      3.75%        09/30/20         116,362
   1,955,000 Raycom TV Broadcasting, LLC, Term Loan B ......................      4.25%        05/31/17       1,955,000
   4,857,031 Univision Communications, Inc., Extended First Lien Term
                Loan C1 ....................................................      4.50%        03/01/20       4,875,876
     995,000 Univision Communications, Inc., Term Loan C3 ..................      4.00%        03/01/20         996,065
                                                                                                           ------------
                                                                                                             32,172,318
                                                                                                           ------------
             BUILDING PRODUCTS - 1.2%
   1,600,000 American Builders & Contractors Supply Co., Term Loan B .......      3.50%        04/16/20       1,598,000
     333,333 Quikrete Companies, Inc., Initial Loan, Second Lien ...........      7.00%        03/26/21         341,667
   1,385,906 Quikrete Holdings, Inc., Term Loan, First Lien ................      4.00%        09/28/20       1,391,352
   1,320,025 Unifrax Holding Co., Term Loan B ..............................      4.25%        11/28/18       1,321,939
                                                                                                           ------------
                                                                                                              4,652,958
                                                                                                           ------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             CASINOS & GAMING - 7.6%
$  1,000,000 Bally Technologies, Inc., Term Loan ...........................      4.25%        08/13/19    $  1,005,830
   6,296,777 Caesars Entertainment Operating Company, Inc., Term Loan B6 ...      5.49%        01/28/18       5,981,938
   3,150,000 Caesars Entertainment Resort Properties, LLC, Term Loan B .....      7.00%        10/11/20       3,092,922
   2,071,429 City Center Holdings, LLC, First Lien Term Loan B .............      5.00%        10/16/20       2,094,090
   1,995,000 Pinnacle Entertainment, Inc., Term Loan B2 ....................      3.75%        08/13/20       2,001,863
   3,753,086 ROC Finance, LLC, Term Loan B .................................      5.00%        06/20/19       3,591,253
   9,464,286 Scientific Games International, Inc., Term Loan B .............      4.25%        10/18/20       9,459,554
   2,650,000 Station Casinos, Inc., Term Loan B ............................      5.00%        03/02/20       2,677,056
     648,593 Twin River Management Group, Inc., Term Loan B ................      5.25%        11/10/18         655,280
                                                                                                           ------------
                                                                                                             30,559,786
                                                                                                           ------------
             COAL & CONSUMABLE FUELS - 0.7%
   2,729,866 Arch Coal, Inc., Term Loan ....................................      5.75%        05/16/18       2,662,111
                                                                                                           ------------
             COMMERCIAL PRINTING - 0.8%
   1,990,000 Cenveo Corp., Term Loan B .....................................      6.25%        02/13/17       2,004,925
   1,323,333 SGS International, Inc., Term Loan ............................      4.25%        10/17/19       1,325,543
                                                                                                           ------------
                                                                                                              3,330,468
                                                                                                           ------------
             COMMODITY CHEMICALS - 0.9%
   3,391,043 Tronox, Inc., Term Loan B .....................................      4.50%        03/19/20       3,428,480
                                                                                                           ------------
             COMMUNICATIONS EQUIPMENT - 1.1% ...............................
   1,354,763 Alcatel-Lucent USA, Inc., Term Loan C .........................      5.75%        01/30/19       1,365,777
   3,045,321 Commscope, Inc., Term Loan B ..................................      3.75%        01/14/18       3,046,843
                                                                                                           ------------
                                                                                                              4,412,620
                                                                                                           ------------
             COMPUTER HARDWARE - 1.1%
   2,237,946 Dell International, Term Loan B ...............................      4.50%        04/29/20       2,214,559
   2,312,500 Dell International, Term Loan C ...............................      3.75%        10/29/18       2,304,984
                                                                                                           ------------
                                                                                                              4,519,543
                                                                                                           ------------
             CONSTRUCTION & ENGINEERING - 1.3%
   2,987,625 Terex Corp., Term Loan B ......................................      3.50%        04/28/17       3,004,446
   2,079,000 WireCo Worldgroup, Inc., Term Loan B ..........................      6.00%        02/15/17       2,079,000
                                                                                                           ------------
                                                                                                              5,083,446
                                                                                                           ------------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.3%
   1,153,253 Navistar International Corp., Term Loan B .....................      5.75%        08/17/17       1,170,552
                                                                                                           ------------
             CONSUMER FINANCE - 2.9%
   5,315,845 Altisource Solutions S.a.r.l., Term Loan B ....................      5.75%        11/27/19       5,322,490
   1,745,625 Home Loan Servicing Solutions, Ltd., Term Loan B ..............      4.50%        06/26/20       1,754,353
     928,667 Ocwen Loan Servicing, LLC, Term Loan B ........................      5.00%        02/15/18         939,309
   3,670,931 Walter Investment Management Corp., Term Loan B ...............      5.75%        11/28/17       3,695,196
                                                                                                           ------------
                                                                                                             11,711,348
                                                                                                           ------------
             DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
   3,561,130 Harland Clarke Holdings Corp., Term Loan B2 ...................      5.41%        06/30/17       3,564,691
                                                                                                           ------------
             DISTRIBUTORS - 0.3% ...........................................
     600,000 MRC Global, Inc., Term Loan ...................................      5.00%        11/19/19         604,314
     507,858 Wesco Distribution, Inc., Term Loan B .........................      3.75%        12/12/19         508,620
                                                                                                           ------------
                                                                                                              1,112,934
                                                                                                           ------------

Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             DIVERSIFIED CHEMICALS - 2.2%
$  3,250,000 Huntsman International, LLC, Term Loan B ......................      3.75%        10/31/20    $  3,251,365
   3,181,374 INEOS US Finance, LLC, Term Loan ..............................      4.00%        05/04/18       3,187,609
   2,375,604 Univar, Inc., Term Loan B .....................................      5.00%        06/30/17       2,336,336
                                                                                                           ------------
                                                                                                              8,775,310
                                                                                                           ------------
             DIVERSIFIED REAL ESTATE ACTIVITIES - 0.3%
   1,050,000 Starwood Property Trust, Term Loan B ..........................      3.50%        04/17/20       1,045,412
                                                                                                           ------------
             DIVERSIFIED REITS - 0.8%
   3,400,669 iStar Financial, Inc., Term Loan ..............................      4.50%        10/15/17       3,415,564
                                                                                                           ------------
             DIVERSIFIED SUPPORT SERVICES - 0.5%
   1,900,553 SMG, Term Loan ................................................      5.50%        06/07/18       1,900,553
                                                                                                           ------------
             EDUCATION SERVICES - 0.2%
     617,556 Bright Horizons Family Solutions, LLC, Term Loan B ............      4.00%        01/30/20         620,260
                                                                                                           ------------
             ELECTRIC UTILITIES - 0.8%
   4,241,410 Texas Competitive Electric Holdings Company, LLC, Term Loan ...   3.67%-3.78%     10/10/14       3,048,513
                                                                                                           ------------
             ELECTRONIC EQUIPMENT & INSTRUMENT - 0.3%
   1,200,000 Allflex Holdings III, Term Loan, First Lien ...................      4.25%        07/17/20       1,205,100
                                                                                                           ------------
             ENVIRONMENTAL & FACILITIES SERVICES - 1.8%
   2,552,143 Advanced Disposal Services, Inc., Term Loan B .................      4.25%        10/09/19       2,562,122
   4,714,286 EnergySolutions, LLC, Term Loan ...............................      7.25%        08/15/16       4,746,720
                                                                                                           ------------
                                                                                                              7,308,842
                                                                                                           ------------
             FOOD RETAIL - 0.2%
     750,000 Arby's Restaurant Group, Inc., Term Loan ......................      5.00%        11/15/20         752,813
                                                                                                           ------------
             HEALTH CARE EQUIPMENT - 5.2%
   1,960,000 Alere, Inc., Term Loan B ......................................      4.25%        06/30/17       1,971,427
   1,965,000 Alere, Inc., Term Loan B1 .....................................      4.25%        06/30/17       1,976,456
     492,500 Alere, Inc., Term Loan B2 .....................................      4.25%        06/30/17         495,371
   2,131,383 Biomet, Inc., Term Loan B-2 ...................................   3.66%-3.75%     07/25/17       2,147,028
   3,209,375 Carestream Health, Inc., Term Loan B ..........................      5.00%        06/07/19       3,243,202
   4,312,433 DJO Finance, LLC, Term Loan B .................................      4.75%        09/15/17       4,354,479
     573,142 Hologic, Inc., Term Loan B ....................................      3.75%        08/01/19         575,211
   1,728,125 Ikaria, Term Loan B ...........................................      7.25%        07/03/18       1,741,086
   4,244,209 Kinetic Concepts, Inc., Term Loan D1 ..........................      4.50%        05/04/18       4,285,590
                                                                                                           ------------
                                                                                                             20,789,850
                                                                                                           ------------
             HEALTH CARE FACILITIES - 2.2%
   3,078,088 Health Management Associates, Inc., Term Loan B ...............      3.75%        11/18/18       3,075,687
     922,998 Select Medical Corp., Series C, Term Loan B ...................   4.00%-5.25%     06/01/18         921,845
   1,960,088 Surgical Care Affiliates, LLC, Delayed Draw Term Loan .........      4.25%        06/29/18       1,964,988
   2,910,674 United Surgical Partners International, Inc., Term Loan .......      4.75%        04/03/19       2,927,963
                                                                                                           ------------
                                                                                                              8,890,483
                                                                                                           ------------
             HEALTH CARE SERVICES - 6.5%
   1,389,500 Air Medical Group Holdings, Inc., Term Loan B .................      6.50%        06/30/18       1,403,395
   1,436,400 Apria Healthcare Group, Inc., Term Loan B .....................      6.75%        04/05/20       1,439,388
   1,987,625 CHG Healthcare Services, Term Loan, First Lien ................      4.25%        11/19/19       1,995,695
   2,828,625 Davita, Inc., Term Loan B2 ....................................      4.00%        11/01/19       2,843,475

                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             HEALTH CARE SERVICES (CONTINUED)
$  4,231,359 Envision Healthcare Corp., Term Loan B ........................      4.00%        05/25/18    $  4,241,895
   2,150,000 Gentiva Health Services, Inc, Initial Term Loan C .............      5.75%        10/18/18       2,123,125
   2,092,617 Healogics, Inc., Term Loan B ..................................      5.25%        02/05/19       2,101,113
   1,935,375 Heartland Dental Care, LLC, Term Loan B .......................      6.25%        12/21/18       1,937,794
   3,468,788 Sheridan Holdings, Inc., Term Loan B ..........................      4.50%        06/29/18       3,488,317
   4,490,000 U.S. Renal Care, Inc., First Lien Term Loan B-1 ...............      5.25%        07/03/19       4,529,287
                                                                                                           ------------
                                                                                                             26,103,484
                                                                                                           ------------
             HEALTH CARE SUPPLIES - 1.4%
   2,000,000 BSN Medical Acquisition Holding GmBH, Term Loan B1 ............      4.00%        06/08/19       2,008,500
   2,005,880 ConvaTec, Inc., Term Loan B ...................................      4.00%        12/22/16       2,015,187
   1,786,303 Sage Products, Inc., Term Loan B ..............................      4.25%        12/13/19       1,794,127
                                                                                                           ------------
                                                                                                              5,817,814
                                                                                                           ------------
             HEALTH CARE TECHNOLOGY - 3.1%
   3,693,938 Emdeon Business Services, LLC, Term Loan B ....................      3.75%        11/02/18       3,705,167
     750,000 Healthport, Term Loan B .......................................      5.25%        10/04/19         753,750
     725,833 MedAssets, Inc., Term Loan B ..................................      4.00%        12/13/19         726,138
   2,443,750 Trizetto Group, Inc., Term Loan B .............................      4.75%        05/02/18       2,404,039
   2,000,000 Trizetto Group, Inc., Term Loan, Second Lien ..................      8.50%        03/28/19       1,900,000
   2,970,038 Truven Health Analytics, Inc., Term Loan B ....................      4.50%        05/31/19       2,978,710
                                                                                                           ------------
                                                                                                             12,467,804
                                                                                                           ------------
             HOME ENTERTAINMENT SOFTWARE - 0.5%
   2,000,000 Activision Blizzard, Term Loan ................................      3.25%        10/12/20       2,004,380
                                                                                                           ------------
             HOMEFURNISHING RETAIL - 1.4%
   2,345,359 Serta Simmons Holdings, LLC, Term Loan B ......................      4.25%        10/01/19       2,353,497
   3,398,211 Tempur-Pedic International, Inc., Term Loan B .................      3.50%        03/18/20       3,393,352
                                                                                                           ------------
                                                                                                              5,746,849
                                                                                                           ------------
             HOTELS, RESORTS & CRUISE LINES - 2.0%
     500,000 Four Seasons, Term Loan B .....................................      4.25%        06/27/20         502,290
   7,565,789 Hilton Worldwide, Term Loan ...................................      4.00%        10/25/20       7,586,898
                                                                                                           ------------
                                                                                                              8,089,188
                                                                                                           ------------
             HYPERMARKETS & SUPER CENTERS - 2.5%
   7,594,115 BJ's Wholesale Club, Inc., Replacement Loan, First Lien .......      4.50%        09/26/19       7,616,214
   2,500,000 BJ's Wholesale Club, Inc., Replacement Loan, Second Lien ......      8.50%        03/26/20       2,546,875
                                                                                                           ------------
                                                                                                             10,163,089
                                                                                                           ------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.3%
   3,055,447 AES Corp., Term Loan B ........................................      3.75%        06/01/18       3,071,488
   1,955,000 Calpine Corp., Term Loan B2 ...................................      4.00%        04/01/18       1,965,909
   1,386,000 Calpine Corp., Term Loan B3 ...................................      4.00%        10/09/19       1,393,734
   2,475,644 Freif North American Power I, LLC, Term Loan B ................      4.75%        03/29/19       2,497,306
     390,926 Freif North American Power I, LLC, Term Loan C ................      4.75%        03/29/19         394,346
                                                                                                           ------------
                                                                                                              9,322,783
                                                                                                           ------------
             INDUSTRIAL CONGLOMERATES - 1.3%
   1,980,000 Gardner Denver, Inc., Term Loan ...............................      4.25%        07/30/20       1,969,526
   1,314,368 Silver II (Hamilton Sundstrand), LLC, Term Loan B .............      4.00%        12/13/19       1,313,277

Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             INSURANCE CONGLOMERATES (CONTINUED)
$  2,040,640 Tomkins Air Distribution, Term Loan B .........................      4.25%        11/09/18    $  2,047,027
                                                                                                           ------------
                                                                                                              5,329,830
                                                                                                           ------------
             INDUSTRIAL MACHINERY - 1.2%
   2,673,612 Husky Injection Molding Systems, Ltd., Term Loan B ............      4.25%        06/30/18       2,690,990
   1,935,375 Mirror Bidco Corp., Term Loan B ...............................      5.25%        12/28/19       1,944,239
                                                                                                           ------------
                                                                                                              4,635,229
                                                                                                           ------------
             INSURANCE BROKERS - 3.9%
   3,350,368 Amwins Group, LLC, Term Loan B ................................      5.00%        09/06/19       3,363,970
   3,063,957 Confie Seguros Holding II Co., Term Loan B ....................      6.50%        11/09/18       3,066,500
   2,094,750 Cooper Gay Swett & Crawford, Ltd., Term Loan B ................      5.00%        04/16/20       2,066,597
     720,000 Cooper Gay Swett & Crawford, Ltd., Term Loan, Second Lien .....      8.25%        10/16/20         706,198
   1,400,000 HUB International Limited, Term Loan B ........................      4.75%        10/02/20       1,413,482
   4,912,875 USI, Inc., Term Loan B ........................................      5.00%        12/27/19       4,926,680
                                                                                                           ------------
                                                                                                             15,543,427
                                                                                                           ------------
             INTEGRATED TELECOMMUNICATION SERVICES - 2.7%
   3,564,748 Avaya, Inc., Term Loan B3 .....................................      4.74%        10/26/17       3,412,747
   3,000,000 Cincinnati Bell, Inc., Term Loan B ............................      4.00%        09/10/20       3,000,000
   1,980,007 Hawaiian Telcom Communications, Inc., Term Loan B .............      5.00%        06/06/19       1,983,314
   2,431,625 Windstream Corp., Term Loan B4 ................................      3.50%        01/23/20       2,432,063
                                                                                                           ------------
                                                                                                             10,828,124
                                                                                                           ------------
             IT CONSULTING & OTHER SERVICES - 0.4%
   1,650,000 Sirius Computer Solutions, Inc., Term Loan B ..................      7.00%        12/07/18       1,670,625
                                                                                                           ------------
             LEISURE FACILITIES - 0.3%
   1,323,097 Six Flags, Inc., Term Loan B ..................................   4.00%-5.25%     12/20/18       1,328,045
                                                                                                           ------------
             LEISURE PRODUCTS - 0.7%
   2,919,591 Live Nation Entertainment, Inc., Term Loan B-1 ................      3.50%        08/16/20       2,921,051
                                                                                                           ------------
             LIFE & HEALTH INSURANCE - 0.4%
   1,589,483 CNO Financial Group, Inc., Term Loan B2 .......................      3.75%        09/28/18       1,591,136
                                                                                                           ------------
             LIFE SCIENCES TOOLS & SERVICES - 1.8%
   1,587,278 inVentiv Health, Inc., Term Loan ..............................      7.50%        08/04/16       1,568,437
     533,246 inVentiv Health, Inc., Term Loan B3 ...........................      7.75%        05/15/18         527,380
   2,315,833 Pharmaceutical Products Development, Inc., Term Loan B ........      4.25%        12/05/18       2,328,663
   2,626,791 Quintiles Transnational Holdings, Inc., Term Loan B3 ..........      3.75%        06/25/18       2,625,162
                                                                                                           ------------
                                                                                                              7,049,642
                                                                                                           ------------
             MANAGED HEALTH CARE - 0.7%
   2,707,340 MultiPlan, Inc., Term Loan B1 .................................      4.00%        08/26/17       2,722,582
                                                                                                           ------------
             METAL & GLASS CONTAINERS - 2.5%
   1,800,000 Berlin Packaging, LLC, Term Loan B ............................      4.75%        04/02/19       1,818,000
   2,852,201 Filtration Group, Term Loan B .................................      4.50%        11/15/20       2,872,395
   2,250,000 Filtration Group, Term Loan, Second Lien ......................      8.25%        11/15/21       2,286,562
   2,892,750 Pact Group, Term Loan B .......................................      3.75%        05/29/20       2,865,645
                                                                                                           ------------
                                                                                                              9,842,602
                                                                                                           ------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             MOVIES & ENTERTAINMENT - 2.5%
$  2,955,225 Alpha Topco, Ltd., Term Loan B ................................      4.50%        04/30/19    $  2,982,472
   1,791,000 AMC Entertainment, Inc., Term Loan B ..........................      3.50%        04/30/20       1,789,406
     200,000 Lions Gate Entertainment Corp., Term Loan, Second Lien ........      5.00%        07/19/20         200,250
     300,000 TWCC Holding Corp., Term Loan, Second Lien ....................      7.00%        06/26/20         307,125
   4,500,000 Village Roadshow Films Ltd., Term Loan B ......................      4.75%        11/21/17       4,545,000
                                                                                                           ------------
                                                                                                              9,824,253
                                                                                                           ------------
             OIL & GAS REFINING & MARKETING - 0.1%
     409,866 Citgo Petroleum Corp., Term Loan B ............................      8.00%        06/24/15         411,915
                                                                                                           ------------
             OIL & GAS STORAGE & TRANSPORTATION - 0.1%
     400,000 Fieldwood Energy, LLC, Term Loan, First Lien ..................      3.88%        09/28/18         402,436
                                                                                                           ------------
             OTHER DIVERSIFIED FINANCIAL SERVICES - 7.3%
   1,500,000 American Beacon Advisors, Term Loan B .........................      4.75%        11/01/19       1,492,500
     897,750 EVERTEC, Term Loan B ..........................................      3.50%        04/17/20         874,184
   2,701,500 First American Payment Systems, L.P., Term Loan B .............      5.75%        10/12/18       2,687,993
   4,683,538 First Data Corp., Term Loan B .................................      4.17%        03/24/17       4,693,561
     492,857 Global Cash Access, Inc., Term Loan B .........................      4.00%        03/01/16         493,680
   1,350,000 Guggenheim Investment Management Holdings, LLC, Term
                Loan B                                                            4.25%        07/22/20       1,359,788
   2,780,000 iPayment, Inc., Term Loan B ...................................      6.75%        05/08/17       2,687,926
   2,100,000 MEI, Inc., Term Loan ..........................................      5.00%        08/21/20       2,105,250
   3,360,763 Moneygram International, Inc., Term Loan B ....................      4.25%        03/27/20       3,379,684
   1,795,500 National Finance Partners Corp., Term Loan B ..................      5.25%        07/01/20       1,815,699
   3,516,739 RPI Finance Trust, Term Loan B3 ...............................      3.25%        11/09/18       3,527,746
   1,750,000 SAM Finance Lux S.A.R.L., US Term Loan ........................      4.25%        11/30/20       1,750,000
   2,431,656 Transfirst Holdings, Inc., Term Loan B ........................      4.75%        12/27/17       2,431,656
                                                                                                           ------------
                                                                                                             29,299,667
                                                                                                           ------------
             PACKAGED FOODS & MEATS - 5.6%
     266,949 Bellisio Foods, Inc., Delayed Draw Term Loan (d) ..............    4.25% (e)      08/01/19         266,949
     671,187 Bellisio Foods, Inc., Delayed Draw Term Loan ..................      5.25%        08/01/19         671,187
   1,235,593 Bellisio Foods, Inc., Term Loan B .............................      5.25%        08/01/19       1,235,593
   3,974,634 Blue Buffalo Company, Ltd., Term Loan B .......................      4.00%        08/08/19       4,012,711
   2,778,750 Boulder Brands, Inc., Term Loan B .............................      5.00%        07/09/20       2,785,697
     700,000 Del Monte Consumer Products, ..................................      4.25%        10/11/20         703,500
   3,360,485 Ferrara Candy Co., Term Loan B ................................      7.50%        06/06/18       3,136,441
   2,094,750 H.J. Heinz Co., Term Loan B2 ..................................      3.50%        06/05/20       2,107,842
   1,750,000 JBS USA, LLC, Incremental Term Loan ...........................      3.75%        09/18/20       1,743,438
   1,962,612 JBS USA, LLC, Term Loan B .....................................      3.75%        05/25/18       1,962,612
   1,600,000 New HB Acquistion, LLC, Term Loan B ...........................      6.75%        04/09/20       1,647,008
   2,132,143 Pinnacle Foods Finance, LLC, Term Loan G ......................      3.25%        04/29/20       2,128,945
                                                                                                           ------------
                                                                                                             22,401,923
                                                                                                           ------------
             PAPER PACKAGING - 1.7%
     750,000 Exopack Holding Corp., Term Loan B ............................      5.25%        04/30/19         760,935
   5,863,846 Reynolds Consumer Products Holdings, Inc., New Term Loan ......      4.00%        12/31/18       5,900,495
                                                                                                           ------------
                                                                                                              6,661,430
                                                                                                           ------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
 SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             PHARMACEUTICALS - 4.1%
$  1,363,636 Akorn, Inc., Term Loan B ......................................      4.50%        08/27/20    $  1,367,904
   3,555,747 Catalent Pharma Solutions, Inc., Term Loan 2 ..................      4.25%        09/15/17       3,566,130
   3,619,362 IMS Healthcare, Term Loan B ...................................      3.75%        09/01/17       3,628,990
   3,394,350 Par Pharmaceutical, Inc., Term Loan B .........................      4.25%        09/30/19       3,408,776
     592,500 Valeant Pharmaceuticals International, Inc., Term Loan B,
                Series C2 ..................................................      3.75%        12/11/19         596,416
   1,205,344 Valeant Pharmaceuticals International, Inc., Term Loan B,
                Series D2 ..................................................      3.75%        02/13/19       1,213,034
   2,481,250 Valeant Pharmaceuticals International, Inc., Term Loan E ......      4.50%        08/05/20       2,508,122
                                                                                                           ------------
                                                                                                             16,289,372
                                                                                                           ------------
             PROPERTY & CASUALTY INSURANCE - 0.9%
     194,886 Cunningham Lindsey Group Ltd., Term Loan, Second Lien .........      9.25%        06/10/20         193,912
   2,941,680 Cunningham Lindsey U.S., Inc., Term Loan, First Lien ..........      5.00%        12/10/19       2,934,326
     427,500 Sedgwick CMS Holdings, Inc., Term Loan, First Lien ............      4.25%        06/12/18         428,560
     250,000 Sedgwick CMS Holdings, Inc., Term Loan, Second Lien ...........      8.00%        12/12/18         254,063
                                                                                                           ------------
                                                                                                              3,810,861
                                                                                                           ------------
             PUBLISHING - 1.9%
     796,000 McGraw Hill Global Education, LLC, Term Loan B ................      9.00%        03/22/19         810,177
   6,500,000 Tribune Co., Term Loan ........................................      4.00%        07/01/20       6,469,515
     757,652 Yell Group, PLC, Term Loan B1 (f) .............................      3.92%        07/31/14         167,274
                                                                                                           ------------
                                                                                                              7,446,966
                                                                                                           ------------
             REAL ESTATE OPERATING COMPANIES - 0.9%
   3,763,303 ClubCorp Club Operations, Inc., Term Loan B ...................      4.00%        07/24/20       3,786,823
                                                                                                           ------------
             REAL ESTATE SERVICES - 0.1%
     497,500 Realogy Corp., Term Loan B ....................................      4.50%        02/12/20         502,475
                                                                                                           ------------
             RESEARCH & CONSULTING SERVICES - 3.3%
   3,999,499 Acosta, Inc., Term B Loan .....................................      4.25%        03/03/18       4,020,496
   4,258,976 Advantage Sales & Marketing, Inc., Term Loan, First Lien ......      4.25%        12/18/17       4,283,465
     947,895 Advantage Sales & Marketing, Inc., Term Loan, Second Lien .....      8.25%        06/17/18         957,971
     600,000 CPA Global, Term Loan B .......................................      4.50%        11/30/20         602,250
   1,833,572 Information Resources, Inc., Term Loan ........................      4.75%        09/30/20       1,849,616
   1,321,600 Property Data, Inc., Term Loan ................................      7.00%        01/04/17       1,316,644
                                                                                                           ------------
                                                                                                             13,030,442
                                                                                                           ------------
             RESTAURANTS - 1.5%
   4,664,286 Focus Brands, Inc., Term Loan B ...............................   4.25%-5.50%     02/21/18       4,637,093
   1,450,000 Focus Brands, Inc., Term Loan, Second Lien ....................     10.25%        08/21/18       1,468,125
                                                                                                           ------------
                                                                                                              6,105,218
                                                                                                           ------------
             RETAIL REITS - 0.9%
   2,597,353 Capital Automotive L.P., Term Loan B ..........................      4.00%        04/10/19       2,609,535
     800,000 Capital Automotive L.P., Term Loan, Second Lien ...............      6.00%        04/30/20         824,000
                                                                                                           ------------
                                                                                                              3,433,535
                                                                                                           ------------
             SECURITY & ALARM SERVICES - 0.2%
     183,333 Garda World Security, Delayed Draw Term Loan (d) ..............    0.00% (e)      10/18/20         184,136
     716,667 Garda World Security, Term Loan B..............................      4.00%        10/18/20         719,806
                                                                                                           ------------
                                                                                                                903,942
                                                                                                           ------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
 SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             SEMICONDUCTORS - 1.7%
$  5,373,000 Freescale Semiconductor, Inc., Term Loan B-4 ..................      5.00%        03/01/20    $  5,428,396
   1,500,000 Freescale Semiconductor, Inc., Term Loan B-5 ..................      5.00%        01/15/21       1,515,525
                                                                                                           ------------
                                                                                                              6,943,921
                                                                                                           ------------
             SPECIALIZED CONSUMER SERVICES - 2.3%
   6,424,535 Asurion Corp., Term Loan B1....................................      4.50%        05/24/19       6,420,102
     750,000 Coinmach Services, Term Loan B ................................      4.25%        11/08/19         748,358
   1,949,129 Expert Global Solutions, Inc., Term Loan B ....................      8.50%        04/03/18       1,975,930
                                                                                                           ------------
                                                                                                              9,144,390
                                                                                                           ------------
             SPECIALIZED FINANCE - 2.5%
   2,551,479 AlixPartners, LLP, Term Loan B2 ...............................      5.00%        07/10/20       2,566,149
   1,896,500 Duff & Phelps Corp., Term Loan B ..............................      4.50%        04/23/20       1,892,347
   2,988,766 Fly Funding II S.a.r.l., Term Loan B ..........................      4.50%        08/09/19       3,005,593
   2,500,000 Flying Fortress, Inc., Term Loan 3 ............................      3.50%        06/30/17       2,502,075
                                                                                                           ------------
                                                                                                              9,966,164
                                                                                                           ------------
             SPECIALTY CHEMICALS - 4.2%
     722,421 AI Chem & Cy S.C.A., Term Loan B1 .............................      4.50%        10/04/19         725,129
     374,829 AI Chem & Cy S.C.A., Term Loan B2 .............................      4.50%        10/04/19         376,235
   1,288,525 Axalta Coating Systems Dutch Holdings B.B.V. & Axalta Coating
                Systems U.S. Holdings, Inc., Term Loan B ...................      4.75%        02/01/20       1,297,648
   3,710,596 AZ Chemicals, Inc., Term Loan B ...............................      5.25%        12/22/17       3,733,787
     300,000 Chromaflo Technologies Corp., Term Loan .......................      4.50%        11/01/19         300,000
     250,000 Chromaflo Technologies Corp., Term Loan, Secon Lien ...........      8.25%        05/01/20         251,250
   2,962,506 Emerald Performance Materials, LLC, Term Loan B ...............      6.75%        05/18/18       2,977,318
     798,000 Macdermid, Inc., Term Loan, First Lien ........................      4.00%        06/07/20         801,990
   2,512,987 Nusil Technology, LLC, Term Loan, First Lien ..................      5.25%        04/07/17       2,464,813
   1,455,000 Omnova Solutions, Inc., Term Loan B ...........................      4.25%        05/31/18       1,461,373
   1,149,232 Taminco Global Chemical Corp., Term Loan B2 ...................      4.25%        02/15/19       1,153,358
   1,296,750 Tata Chemicals, Term Loan .....................................      3.75%        08/07/20       1,293,508
                                                                                                           ------------
                                                                                                             16,836,409
                                                                                                           ------------
             SPECIALTY STORES - 0.4%
   1,417,875 Rite Aid Corp., Term Loan B ...................................      4.00%        02/21/20       1,427,743
                                                                                                           ------------
             STEEL - 0.9%
   3,465,000 FMG Resources, Term Loan ......................................      4.25%        06/30/19       3,495,319
                                                                                                           ------------
             SYSTEMS SOFTWARE - 3.5%
     598,500 Blue Coat Systems, Inc., Term Loan B ..........................      4.50%        05/31/19         600,744
   2,475,000 BMC Software, Initial Term Loan ...............................      5.00%        09/10/20       2,487,375
   1,268,042 Riverbed Technology, Inc., Term Loan B ........................      4.00%        12/18/19       1,275,968
   2,055,893 Sungard Data Systems, Inc., Term Loan D .......................      4.50%        01/31/20       2,066,810
   4,379,247 Vertafore, Inc., Term Loan B ..................................      4.25%        10/03/19       4,413,931
   1,786,500 Wall Street Systems, Inc., Term Loan B ........................      5.75%        10/25/19       1,793,199
   1,496,250 Websense, Term Loan B .........................................      4.50%        06/25/20       1,494,380
                                                                                                           ------------
                                                                                                             14,132,407
                                                                                                           ------------
             TIRES & RUBBER - 0.5%
   2,142,857 Goodyear Tire & Rubber Co., Term Loan, Second Lien ............      4.75%        04/30/19       2,161,607
                                                                                                           ------------


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                              DESCRIPTION                              RATE (b)     MATURITY (c)     VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             TRUCKING - 1.5%
$  2,268,571 Hertz Corp., Term Loan B ......................................      3.75%        03/11/18    $  2,275,854
   2,686,500 SIRVA, Inc., Term Loan B ......................................      7.50%        03/27/19       2,733,514
     958,370 Swift Transportation Co., Inc., Term Loan B2 ..................      4.00%        12/21/17         962,989
                                                                                                           ------------
                                                                                                              5,972,357
                                                                                                           ------------
             WIRELESS TELECOMMUNICATION SERVICES - 1.9%
   2,194,500 Cricket Communications, Inc., Term Loan C .....................      4.75%        03/08/20       2,202,729
     698,250 LTS Buyer, LLC, Term Loan B ...................................      4.50%        04/13/20         698,543
   1,934,195 Syniverse Holdings, Inc., Delayed Draw Term Loan ..............      4.00%        04/23/19       1,946,284
   2,879,481 Syniverse Holdings, Inc., Term Loan B .........................      4.00%        04/23/19       2,886,680
                                                                                                           ------------
                                                                                                              7,734,236
                                                                                                           ------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ..................................................   602,972,883
             (Cost $602,374,478)                                                                           ------------


 PRINCIPAL                                                                       STATED         STATED
   VALUE                               DESCRIPTION                               COUPON        MATURITY        VALUE
------------ ---------------------------------------------------------------  -------------  ------------  ------------
CORPORATE BONDS AND NOTES - 1.7%

             AUTO PARTS & EQUIPMENT - 0.1%
     250,000 American Axle & Manufacturing, Inc.............................      6.25%        03/15/21         263,750
                                                                                                           ------------
             CASINOS & GAMING - 0.5%
   1,000,000 Caesars Entertainment Resort Properties, LLC (g) ..............      8.00%        10/01/20       1,027,500
   1,000,000 Caesars Entertainment Resort Properties, LLC (g) ..............     11.00%        10/01/21       1,002,500
                                                                                                           ------------
                                                                                                              2,030,000
                                                                                                           ------------
             HEALTH CARE FACILITIES - 0.8%
     800,000 Tenet Healthcare Corp. (g) ....................................      6.00%        10/01/20         837,500
   2,250,000 Vantage Oncology, LLC/Vantage Oncology Finance Corp. (g) ......      9.50%        06/15/17       2,317,500
                                                                                                           ------------
                                                                                                              3,155,000
                                                                                                           ------------
             HOMEBUILDING - 0.0%
     727,273 TOUSA, Inc. (Payment-In-Kind Election Note) (h) (i) (j) (k) ...     14.75%        07/01/15               0
                                                                                                           ------------
             LIFE SCIENCES TOOLS & SERVICES - 0.1%
     400,000 Inventiv Health, Inc. (g) .....................................      9.00%        01/15/18         422,000
                                                                                                           ------------
             SPECIALTY CHEMICALS - 0.2%
     850,000 Hexion U.S. Finance Corp.......................................      6.63%        04/15/20         870,187
                                                                                                           ------------
             TOTAL CORPORATE BONDS AND NOTES ............................................................     6,740,937
             (Cost $6,988,664)                                                                             ------------

   SHARES                                            DESCRIPTION                                              VALUE
------------ --------------------------------------------------------------------------------------------  ------------
WARRANTS - 0.0%

             BROADCASTING - 0.0%
       1,449 Cumulus Media, Inc. (h) (j) (l) ............................................................         8,421
                                                                                                           ------------
             TOTAL WARRANTS .............................................................................         8,421
             (Cost $0)                                                                                     ------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

   SHARES                                            DESCRIPTION                                              VALUE
------------ --------------------------------------------------------------------------------------------  ------------
COMMON STOCKS - 0.0%

             DIVERSIFIED CHEMICALS - 0.0%
          20 LyondellBasell Industries N.V., Class A (j) ................................................  $      1,544
                                                                                                           ------------
             TOTAL COMMON STOCKS ........................................................................         1,544
             (Cost $0)                                                                                     ------------

PREFERRED STOCKS - 0.0%

             HOMEBUILDING - 0.0%
       4,273 TOUSA, Inc. (8.0%, 07/01/15 maturity date, Series A Convertible Payment-In-Kind Preferred
                Stock) (h) (i) (j) (l) ..................................................................             0
                                                                                                           ------------
             TOTAL PREFERRED STOCKS .....................................................................             0
             (Cost $2,563,636)                                                                             ------------

             TOTAL INVESTMENTS - 152.4% .................................................................   609,723,785
             (Cost $611,926,778) (m)
             OUTSTANDING LOAN - (44.0%) .................................................................  (176,000,000)
             NET OTHER ASSETS AND LIABILITIES - (8.4%) ..................................................   (33,556,089)
                                                                                                           ------------
             NET ASSETS - 100.0% ........................................................................  $400,167,696
                                                                                                           ============

-------------------

(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2013. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   Delayed Draw Loan (see Note 2C in the Notes to Financial Statements).

(e) Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.

(f) This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2013, securities noted as such amounted to $5,607,000 or 1.40% of net assets.

(h) This security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(i)   This issuer has filed for protection in federal bankruptcy court.

(j) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(k) This Note is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum is to be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash,
      (ii) entirely in Payment-in-Kind interest or (iii) a combination thereof. Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.

(l)   Non-income producing security.

(m) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,837,327 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,040,320.

Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2           LEVEL 3
                                                       TOTAL           LEVEL 1           SIGNIFICANT      SIGNIFICANT
                                                     VALUE AT          QUOTED            OBSERVABLE       UNOBSERVABLE
                                                    11/30/2013         PRICES              INPUTS            INPUTS
                                                   ------------      -----------      ------------        ------------
Senior Floating-Rate Loan Interests:
     Asset Management & Custody Banks              $ 15,169,682      $        --      $ 15,105,445        $     64,237
     Other Industry Categories*                     587,803,201               --       587,803,201                  --
                                                   ------------      -----------      ------------        ------------
     Total Senior Floating-Rate Loan Interests      602,972,883               --       602,908,646              64,237
Corporate Bonds and Notes*                            6,740,937               --         6,740,937                  -- **
Warrants*                                                 8,421               --             8,421                  --
Common Stocks*                                            1,544            1,544                --                  --
Preferred Stocks*                                            --               --                --                  -- **
                                                   ------------      -----------      ------------        ------------
TOTAL INVESTMENTS                                  $609,723,785      $     1,544      $609,658,004        $     64,237
                                                   ============      ===========      ============        ============



There were no transfers between Level 1 and Level 2.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of November 30, 2013, the Fund transferred Senior Floating-Rate Loan Interests valued at $64,237 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of additional information obtained from an independent third party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests. Level 3 Senior Floating-Rate Loan Interests are valued based on third party pricing service prices obtained from dealer runs and indicative sheets from brokers.

                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2013 (UNAUDITED)

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2013
     Senior Floating-Rate Loan Interests          $          --
     Corporate Bonds and Notes                               -- **
     Warrants                                                --
     Common Stocks                                           --
     Preferred Stocks                                        -- **
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests                     --
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests                     --
Purchases
     Senior Floating-Rate Loan Interests                     --
Sales
     Senior Floating-Rate Loan Interests                     --
Transfers In
     Senior Floating-Rate Loan Interests                 64,237
Transfers Out
     Senior Floating-Rate Loan Interests                     --
                                                  -------------
ENDING BALANCE AT NOVEMBER 30, 2013
     Senior Floating-Rate Loan Interests                 64,237
     Corporate Bonds and Notes                               -- **
     Warrants                                                --
     Common Stocks                                           --
     Preferred Stocks                                        -- **
                                                  -------------
Total Level 3 holdings                            $      64,237
                                                  =============

Net change in unrealized appreciation/depreciation from Level 3 investments held as of November 30, 2013 was $190 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.


**  Market value is less than $1.



Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2013 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $611,926,778).........................................................................      $609,723,785
Cash...........................................................................................         1,646,777
Receivables:
   Investment securities sold..................................................................        33,221,767
   Interest....................................................................................         3,724,137
   Dividends...................................................................................                12
Prepaid expenses...............................................................................           197,754
                                                                                                     ------------
      Total Assets.............................................................................       648,514,232
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................       176,000,000
Payables:
   Investment securities purchased.............................................................        71,488,001
   Investment advisory fees....................................................................           354,803
   Offering costs..............................................................................           140,747
   Interest and fees on loan...................................................................           137,591
   Administrative fees.........................................................................            67,195
   Custodian fees..............................................................................            49,243
   Audit and tax fees..........................................................................            48,231
   Printing fees...............................................................................            29,136
   Legal fees..................................................................................            15,973
   Trustees' fees and expenses.................................................................             5,719
   Transfer agent fees.........................................................................             2,702
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             6,424
                                                                                                     ------------
      Total Liabilities........................................................................       248,346,536
                                                                                                     ------------
NET ASSETS.....................................................................................      $400,167,696
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $502,075,550
Par value......................................................................................           266,970
Accumulated net investment income (loss).......................................................          (328,826)
Accumulated net realized gain (loss) on investments............................................       (99,643,005)
Net unrealized appreciation (depreciation) on investments......................................        (2,202,993)
                                                                                                     ------------
NET ASSETS.....................................................................................      $400,167,696
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      14.99
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        26,696,982
                                                                                                     ============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $ 14,519,863
Dividends (net of foreign withholding tax of $3)...............................................                19
Other..........................................................................................           653,018
                                                                                                     ------------
   Total investment income.....................................................................        15,172,900
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         2,155,592
Interest and fees on loan......................................................................           851,225
Administrative fees............................................................................           232,322
At the market offering costs...................................................................           133,288
Printing fees..................................................................................            76,857
Custodian fees.................................................................................            40,592
Audit and tax fees.............................................................................            39,840
Legal fees.....................................................................................            37,571
Transfer agent fees............................................................................            15,506
Trustees' fees and expenses....................................................................            14,621
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            70,736
                                                                                                     ------------
   Total expenses..............................................................................         3,672,775
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        11,500,125
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................            59,407
   Net change in unrealized appreciation (depreciation) on investments.........................        (2,334,153)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (2,274,746)
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $  9,225,379
                                                                                                     ============

Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED           YEAR
                                                                                          11/30/2013         ENDED
                                                                                          (UNAUDITED)      5/31/2013
                                                                                        -------------     -------------
OPERATIONS:
Net investment income (loss).......................................................     $  11,500,125     $  25,878,947
Net realized gain (loss)...........................................................            59,407         5,549,306
Net change in unrealized appreciation (depreciation)...............................        (2,334,153)       10,880,340
                                                                                        -------------     -------------

Net increase (decrease) in net assets resulting from operations....................         9,225,379        42,308,593
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................       (13,373,176)      (26,429,210)
                                                                                        -------------     -------------

Total distributions to shareholders................................................       (13,373,176)      (26,429,210)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................         3,035,923        16,309,080
Proceeds from Common Shares reinvested.............................................           454,721         1,464,623
                                                                                        -------------     -------------

Net increase (decrease) in net assets resulting from capital transactions..........         3,490,644        17,773,703
                                                                                        -------------     -------------

Total increase (decrease) in net assets............................................          (657,153)       33,653,086

NET ASSETS:
Beginning of period................................................................       400,824,849       367,171,763
                                                                                        -------------     -------------

End of period......................................................................     $ 400,167,696     $ 400,824,849
                                                                                        =============     =============

Accumulated net investment income (loss) at end of period..........................     $    (328,826)    $   1,544,225
                                                                                        =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................        26,470,348        25,343,671
Common Shares sold through at the market offerings.................................           196,487         1,029,480
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            30,147            97,197
                                                                                        -------------     -------------

Common Shares at end of period.....................................................        26,696,982        26,470,348
                                                                                        =============     =============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $    9,225,379
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (217,905,890)
      Sales, maturities and paydowns of investments.............................     208,144,442
      Net amortization/accretion of premiums/discounts on investments...........        (507,999)
      Net realized gain/loss on investments.....................................         (59,407)
      Net change in unrealized appreciation/depreciation on investments.........       2,334,153
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................        (743,432)
      Increase in dividends receivable..........................................             (12)
      Increase in prepaid expenses..............................................         (90,905)
      Decrease in interest and fees on loan payable.............................         (17,615)
      Decrease in investment advisory fees payable..............................         (11,419)
      Decrease in audit and tax fees payable....................................         (33,344)
      Decrease in legal fees payable............................................            (594)
      Decrease in printing fees payable.........................................          (1,031)
      Increase in administrative fees payable...................................          17,043
      Decrease in custodian fees payable........................................            (877)
      Decrease in transfer agent fees payable...................................            (344)
      Increase in Trustees' fees and expenses payable...........................             988
      Decrease in other liabilities.............................................          (2,916)
                                                                                  --------------

CASH PROVIDED BY OPERATING ACTIVITIES...........................................                   $      346,220
                                                                                                   --------------


CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold............................................       3,160,973
      Proceeds of Common Shares reinvested......................................         454,721
      Distributions to Common Shareholders .....................................     (13,373,176)
      Offering costs............................................................         140,747
      Proceeds from borrowing...................................................       8,000,000
      Repayment of borrowing....................................................      (6,000,000)
                                                                                  --------------

CASH USED IN FINANCING ACTIVITIES...............................................                       (7,616,735)
                                                                                                   --------------

Decrease in cash................................................................                       (7,270,515)
Cash at beginning of period.....................................................                        8,917,292
                                                                                                   --------------

CASH AT END OF PERIOD...........................................................                   $    1,646,777
                                                                                                   ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                   $      926,881
                                                                                                   ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS
                                                   ENDED         YEAR          YEAR          YEAR          YEAR          YEAR
                                                11/30/2013       ENDED         ENDED         ENDED         ENDED         ENDED
                                                (UNAUDITED)    5/31/2013     5/31/2012   5/31/2011 (a)   5/31/2010     5/31/2009
                                               ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period .........  $    15.14    $    14.49    $    14.76    $    13.96    $    11.79    $    16.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................        0.43          1.01          0.91          0.73          0.47          0.87
Net realized and unrealized gain (loss) ......       (0.08)         0.64         (0.31)         0.77          2.15         (4.63)
Distributions paid to AMP (b) Shareholders from:
Net investment income ........................          --            --            --            --         (0.02)        (0.09)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations .............        0.35          1.65          0.60          1.50          2.60         (3.85)
                                                ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................       (0.50)        (1.03)        (0.87)        (0.70)        (0.43)        (0.78)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions to Common Shareholders ...       (0.50)        (1.03)        (0.87)        (0.70)        (0.43)        (0.78)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Premium from shares sold in at the market
   offering ..................................        0.00 (c)      0.03            --            --            --            --
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ...............  $    14.99    $    15.14    $    14.49    $    14.76    $    13.96    $    11.79
                                                ==========    ==========    ==========    ==========    ==========    ==========
Market value, end of period ..................  $    14.63    $    15.37    $    14.34    $    14.82    $    12.65    $    10.04
                                                ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d) ....        2.41%        11.92%        (4.45)%       11.19%        22.99%       (22.07)%
                                                ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN BASED ON MARKET VALUE (d) .......       (1.55)%       14.80%        (2.95)%       23.20%        30.76%       (26.11)%
                                                ==========    ==========    ==========    ==========    ==========    ==========
-----------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net
   assets ....................................        1.84% (e)     1.85%         1.88%         1.98%         2.42%         3.40%
Ratio of total expenses to average net assets
   excluding interest expense ................        1.41% (e)     1.38%         1.33%         1.31%         1.39%         1.62%
Ratio of net investment income (loss) to
   average net assets ........................        5.76% (e)     6.77%         6.38%         5.09%         3.49%         7.34%
Ratio of net investment income (loss) to
   average net assets net of AMP Shares
   dividends (f) .............................         N/A           N/A           N/A           N/A          3.37%         6.60%
SUPPLEMENTAL DATA:
Portfolio turnover rate ......................          36%          125%           63%           95%           52%           15%
Net assets, end of period (in 000's) .........  $  400,168    $  400,825    $  367,172    $  373,902    $  353,106    $  298,097
Ratio of total expenses to total average
   Managed Assets (g) ........................        1.28% (e)     1.30%         1.31%         1.39%         1.77%         2.02%
Ratio of total expenses to total average
   Managed Assets excluding interest
   expense (g) ...............................        0.98% (e)     0.97%         0.93%         0.92%         1.01%         0.96%
PREFERRED SHARES AND LOAN OUTSTANDING:
Total AMP Shares outstanding (h) .............         N/A           N/A           N/A           N/A           N/A         3,200
Liquidation and market value per AMP
   share (i) .................................         N/A           N/A           N/A           N/A           N/A        25,018
Asset coverage per share .....................         N/A           N/A           N/A           N/A           N/A       118,155 (j)
Total loan outstanding (in 000's) ............  $  176,000    $  174,000    $  158,000    $  160,000    $  153,500    $   57,050
Asset coverage per $1,000 of
   indebtedness (k) ..........................  $    3,274    $    3,304    $    3,324    $    3,337    $    3,300    $    7,627

-----------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's sub-advisor. Effective October 12, 2010, the Leveraged Finance Investment Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Auction Market Preferred ("AMP") Shares.

(c)   Amount is less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f)   Ratio reflects the effect of distributions to AMP Shareholders.

(g) Managed Assets are calculated by taking the Fund's total asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities, other than the principal amount of borrowings.

(h) As of November 18, 2009, the Fund no longer has any Series A or Series B AMP Shares outstanding.

(i)   Includes accumulated and unpaid distributions to AMP Shareholders.

(j) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding.

(k) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

                        See Notes to Financial Statements                Page 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior floating-rate loan interests ("Senior Loans")1. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services.

      The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current


1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


"fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments other than the unfunded commitments discussed below as of November 30, 2013.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $450,282 as of November 30, 2013.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As November 30, 2013, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity dates and yields for these issuers.

                                                                                                             % OF
                                                                                                          NET ASSETS
                                                                                                          APPLICABLE
                                   ACQUISITION    PRINCIPAL       VALUE        CURRENT                    TO COMMON
SECURITY                              DATE      VALUE/SHARES    PER SHARE   CARRYING COST     VALUE         SHARES
--------------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants      6/29/09          1,449      $  5.81     $          --    $  8,421        0.00% *
LyondellBasell Industries N.V.,
   Class A Common Stocks           12/17/12             20        77.20                --       1,544        0.00 *
TOUSA, Inc. - Notes                 7/31/07(1)  $  727,273           --           436,364            --      0.00
TOUSA, Inc. - Preferred Stocks      7/31/07(1)       4,273           --         2,563,636            --      0.00
                                                                            ----------------------------------------
                                                                            $   3,000,000    $  9,965        0.00% *
                                                                            ========================================

*   Amount is less than 0.01%.

(1) Security was acquired through a restructuring that was effective on July 31, 2007.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended May 31, 2013 is as follows:

        Distributions paid from:
        Ordinary income...................................  $   26,429,210

As of May 31, 2013, the components of distributable earnings and net assets on a tax basis were as follows:

        Undistributed ordinary income.....................  $    1,704,157
        Undistributed capital gains.......................              --
                                                            --------------
        Total undistributed earnings......................       1,704,157
        Accumulated capital and other losses..............     (99,308,450)
        Net unrealized appreciation (depreciation)........        (397,019)
                                                            --------------
        Total accumulated earnings (losses)...............     (98,001,312)
        Other.............................................         (25,715)
        Paid-in capital...................................     498,851,876
                                                            --------------
        Net assets........................................  $  400,824,849
                                                            ==============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2013, the Fund had pre-enactment net capital losses for federal income tax purposes of $99,308,450 expiring as follows:

         EXPIRATION DATE             AMOUNT
         May 30, 2016          $    778,618
         May 30, 2017          $ 25,585,953
         May 30, 2018          $ 68,278,827
         May 30, 2019          $  4,665,052

During the taxable year ended May 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $5,977,075.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of May 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois Corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended November 30, 2013, were $233,327,331 and $212,072,178, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


                                 5. BORROWINGS

The Fund entered into a Revolving Credit and Security Agreement (the "Credit Facility") on July 13, 2012, with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility has an expiration date of July 11, 2014, and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $190,000,000. For the six months ended November 30, 2013, the average amount outstanding under the Credit Facility was $174,994,536. The loans under the Credit Facility generally bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. The high and low annual interest rates for the loan under the Credit Facility funded by the Conduit Lender during the six months ended November 30, 2013, were 0.21% and 0.20%, respectively, with a weighted average interest rate of 0.20%. The annual interest rate in effect for such loans at November 30, 2013, was 0.20%. The Fund also pays additional borrowing costs, which include a utilization fee at a per annum rate of 0.35% of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.35% of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02. On July 12, 2013, the Fund extended the expiration date of the Credit Facility for another year and paid an upfront amendment fee of $95,000. Such fees are amortized over a one year period and are included with the other borrowing costs in "Interest and fees on loan" on the Statement of Operations.

                           6. COMMON SHARE OFFERINGS

On November 21, 2012, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 3,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Effective August 22, 2013, the sales agreement with JonesTrading was amended and as a result, the Fund may offer and sell up to 4,225,967 Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions related to offerings under such sales agreement are as follows:

                                                                                          NET PROCEEDS
                                 COMMON                                                    RECEIVED IN
                                 SHARES           NET PROCEEDS       NET ASSET VALUE      EXCESS OF NET
                                  SOLD              RECEIVED         OF SHARES SOLD        ASSET VALUE
                                ---------         -------------      ---------------     ---------------
Six Months Ended 11/30/13         196,487         $  3,035,923        $  2,952,237         $   83,686
Year Ended 5/31/2013            1,029,480         $ 16,309,080        $ 15,524,292         $  784,788

Estimated offering costs of $235,169 related to the November 21, 2012 offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis. Additionally, on August 23, 2013, estimated offering costs of $175,000 related to the offering were recoded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 4,225,967 Common Shares related to this offering.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 17, 2013, the Fund declared a dividend of $0.075 per share to Common Shareholders of record on January 6, 2013, payable January 15, 2013.

On January 21, 2014, the Fund declared a dividend of $0.075 per share to Common Shareholders of record on February 5, 2014, payable February 14, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 16, 2013 (the "meeting"). At the meeting, Trustees James A. Bowen and Robert F. Keith were elected as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 24,020,971, the number of votes cast against Mr. Bowen was 0, and the number of abstentions was 341,728. The number of votes cast in favor of Mr. Keith was 24,008,119, the number of votes cast against Mr. Keith was 0, and the number of abstentions was 354,580. Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are current and continuing Trustees. Messrs. Erickson and Kadlec are currently the Class I Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2014. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2015.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid,

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ADDITIONAL INFORMATION (CONTINUED)
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             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team took over day-to-day management of the Fund's investments from the former sub-advisor in October 2010. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board also reviewed the materials discussing how the Leveraged Finance Investment Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objectives and policies. In light of the information presented and the considerations made, the

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2013 (UNAUDITED)


Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other closed-end funds with investment objectives and policies similar to the Fund's, but it does provide services to an exchange-traded fund and an open-end fund with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a higher advisory fee rate to the exchange-traded fund and a lower advisory fee rate to the open-end fund. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper expense peer group consisted of only three other funds and that the Lipper and Advisor peer groups included only two overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult, noting that some peer funds have significant holdings outside of senior loans; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; and (iii) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. The Board also noted that certain one-time expenses related to an at-the-market offering of additional common shares paid by the Fund in 2012 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was below the median of the Lipper peer group. The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also noted that the Advisor's Leveraged Finance Team did not begin managing the day-to-day investment of the Fund's assets until October 2010. The Board considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2014
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 22, 2014
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 22, 2014
     --------------------

* Print the name and title of each signing officer under his or her signature.